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                                                                   EXHIBIT 10.18

                 WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT

THIS WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated effective as of September 7, 2000 (the "Effective Date") is by and between COLLEGIATE PACIFIC, INC. ("Borrower"), and THE CHASE MANHATTAN BANK successor by merger to Chase Bank of Texas, National Association, a New York state banking corporation ("Bank").

PRELIMINARY STATEMENT. Bank and Borrower entered into a Credit Agreement dated effective as of June 30, 1999 as amended by a Waiver and First Amendment to Credit Agreement dated effective as of January 20, 2000 ("Credit Agreement"). "Agreement", as used in the Credit Agreement, shall also refer to the Credit Agreement as amended by this Amendment. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. Borrower has requested consent for Indebtedness in the amount of $581,000.00 to be permitted under the terms of the Credit Agreement. Additionally, Borrower has requested that Bank waive a financial covenant violation that has occurred under the Credit Agreement. Bank has agreed with Borrower to amend the Credit Agreement to the extent set forth herein, among other things, to permit Indebtedness in the total amount of $581,000.00 under the Agreement (such Indebtedness shall be evidenced by two separate notes), to waive the Tangible Net Worth financial covenant violation and to modify the Tangible Net Worth financial covenant require by Section 5.3 (as described on Exhibit C of the Agreement), provided that, the Indebtedness in the total amount of $581,000.00 is defined as Subordinated Debt under the Agreement and such Indebtedness is subordinated to Bank Indebtedness in Proper Form.

NOW THEREFORE, in consideration of the premises as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Borrower agree as follows:

1. WAIVER AGREEMENT. Pursuant to Section 5.3 of the Agreement and as set forth on Exhibit C, Borrower agreed to maintain a Tangible Net Worth financial covenant of at least $4,000,000.00 plus 50% of Borrower's Positive Net Income. Borrower has informed Bank that Borrower is out of compliance with this covenant for the periods ended July 31, 2000 and August 31, 2000. Although Borrower is in default under the Credit Agreement because of the failure to comply with the above-referenced covenant as required, Bank is electing to waive this specific default but only for the time periods ended July 31, 2000 and August 31, 2000. This waiver does not constitute a waiver of any other defaults that may currently exist or that may hereafter occur, including but not limited to the above-cited Section of the Agreement. Bank's delay in exercising any of its rights under the Credit Agreement does not constitute a waiver of any rights or interests of Bank except as specifically agreed to in writing by Bank. This Waiver Agreement is not a general waiver of the above-referenced covenant or any other requirements contained in the Agreement or any other Loan Document. In the past, Bank may have made advances under the Commitment at times when Borrower did not satisfy all of the conditions precedent to advances and/or because Borrower was in default under the Credit Agreement. Bank has the right to refuse to fund an advance at any time that Borrower is not in compliance with the terms of the Agreement. If Bank elects to make any advance to Borrower while Borrower is out of compliance with the Agreement, the making of such advances shall not constitute a waiver of any defaults then existing or thereafter arising under the Agreement, and will not constitute the agreement of Bank to make further advances in similar circumstances. This Waiver Agreement constitutes the only evidence of Bank's waiver of compliance with the above cited Section of the Credit Agreement.


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2. Pursuant to Section 5.8 of the Credit Agreement, Borrower agreed not to form, create or acquire any Subsidiary without giving prior notice to Bank and complying with all terms of the Agreement. Borrower has advised Bank that it intends to acquire Kesmil Manufacturing, Inc. and has requested that Bank permit such acquisition under the terms of the Credit Agreement. Bank agrees to permit Borrower's acquisition of Kesmil Manufacturing, Inc. under the terms of the Credit Agreement, provided that, Borrower subordinate its indebtedness for the Kesmil Manufacturing, Inc. acquisition to Bank Indebtedness and Borrower is in compliance with all covenants of the Credit Agreement, including Section 4.9, as appropriate.

3. The Tangible Net Worth financial covenant required by Section 5.3 of the Agreement and as described on Exhibit C of the Credit Agreement is modified by decreasing the minimum amount from $4,000,000.00 plus 50% of Borrower's positive Net Income to $3,750,000.00 plus 50% of Borrower's positive Net Income plus 100% of new equity raised by Borrower. The required amount for the Tangible Net Worth financial covenant is calculated as set forth on the Exhibit C attached to this Amendment. The prior Exhibit C of the Agreement is replaced with the Exhibit C attached hereto and hereby incorporated into this Amendment and the Credit Agreement for all purposes.

4. Borrower has requested that Indebtedness in the total amount of $581,000.00 evidenced by that certain subordinated promissory note executed by Borrower made payable to Michael Blumenfeld in the amount of $536,000.00 ("$536,000 Subordinated Note") and evidenced by that certain subordinated promissory note executed by Borrower made payable to Abe Blumenfeld in the amount of $45,000.00 ("$45,000 Subordinated Note") be permitted under the terms of the Agreement (the $536,000 Subordinated Note and the $45,000 Subordinated Note collectively referred to herein and in the Agreement as the "Subordinated Notes"). Bank consents to such Indebtedness being permitted under the Agreement so long as the following conditions precedent are met:

         (a) the Indebtedness in the total amount of $581,000.00 evidenced by the Subordinated Notes is defined as and included within the definition of Subordinated Debt;

         (b)      the Subordinated Notes are in Proper Form; and

         (c) Borrower delivers to Bank all necessary and required subordination agreements executed by the appropriate parties in Proper Form.

Bank agrees that the Indebtedness evidenced by the Subordinated Notes is excluded from consideration as additional Indebtedness for Borrower and its Subsidiaries pursuant to Section 5.1 of the Agreement. Section 5.1 of the Agreement (as reflected on Exhibit C) limits additional indebtedness for Borrower and its Subsidiaries to no more than $100,000.00 in the aggregate during the term of the Agreement. In order to reflect that the Indebtedness evidenced by the Subordinated Note is excluded from consideration as additional Indebtedness for Borrower and its Subsidiaries pursuant to Section 5.1 of the Agreement, Section 5.1 of the Agreement is hereby amended to read as follows:

"INDEBTEDNESS 5.1" Create, incur, or permit to exist, or assume or guarantee, directly or indirectly, or become or remain liable with respect to, any Indebtedness, contingent or otherwise unless there is a permitted amount set forth in Exhibit C, except: (a) Indebtedness to Bank, or secured by Liens permitted by this Agreement, or otherwise approved in writing by Bank, and renewals and extensions (but not increases) thereof; (b) current accounts payable and unsecured current liabilities, not the result of borrowing, to vendors, suppliers and Persons providing services, for expenditures for goods and services normally required by it in the ordinary course of business and on ordinary trade terms; and (c) Indebtedness evidenced by each of the following:
(i) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $26,000.00 executed by Borrower and payable to the order


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of Arthur J. Coerver; (ii) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $20,000.00 executed by Borrower and payable to the order of Arthur J. Coerver, IRA, by Southwest Securities, Inc., Custodian; (iii) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $4,000.00 executed by Borrower and payable to the order of Colleen C. Coerver, IRA, by Southwest Securities, Inc., Custodian;
(iv) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $100,000.00 executed by Borrower and payable to the order of William Davidowitz; (v) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $50,000.00 executed by Borrower and payable to the order of Davidowitz Foundation (Federal ID# 13-6102755); (vi) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $50,000.00 executed by Borrower and payable to the order of JIBS Equities, L.P. (Federal ID# 23-2227307); (vii) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $50,000.00 executed by Borrower and payable to the order of Penn Footwear Retirement Trust (Federal ID# 11-6424117); (viii) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $50,000.00 executed by Borrower and payable to the order of Robert W. Philip or Sharon A. Philip, Joint Tenants with Right of Survivorship; (ix) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $100,000.00 executed by Borrower and payable to the order of Myrna G. Kulp; (x) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $l,500,000.00 executed by Borrower and payable to the order of Michael J. Blumenfeld; (xi) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $10,000.00 executed by Borrower and payable to the order of Harvey J. Rothenberg, IRA, by Southwest Securities, Inc., Custodian; (xii) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $5,000.00 executed by Borrower and payable to the order of Harvey Rothenberg and Elisabeth Rothenberg; (xiii) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $50,000.00 executed by Borrower and payable to the order of H. I. Schendle
IRA Rollover; (xiv) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $l00,000.00 executed by Borrower and payable to the order of Watkins Brothers Trust 62-6228117; (xv) that certain subordinated convertible promissory note dated February 29, 2000 in the amount of $120,000.00 executed by Borrower and payable to the order of The Eric C.
Green GST Trust; (each of the aforementioned subordinated convertible promissory notes collectively referred to as "Subordinated Convertible Notes"); (xvi) that certain subordinated promissory note dated September 6, 2000 in the amount of $536,000.00 executed by Borrower and payable to the order of Michael Blumenfeld (the "$536,000 Subordinated Note"); and (xvii) that certain subordinated promissory note dated September 6, 2000 in the amount of $45,000.00 executed by Borrower and payable to the order of Abe Blumenfeld (the "$45,000 Subordinated Note").

5. Section 6.1 of the Agreement is amended to modify Subsection (m) as follows:

"(m) Any violation of any covenant or any default occurs under any of the Subordinated Convertible Notes or under the $536,000 Subordinated Note or under the $45,000 Subordinated Note;"

6. Borrower hereby represents and warrants to Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; and (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date hereof.

7. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below.

8. Borrower further acknowledges that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are


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ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

9. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

10. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement.

11. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN BANK AND THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF BANK AND THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN BANK AND THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

         BORROWER:                  COLLEGIATE PACIFIC, INC.


                                    By:     /s/ Michael J. Blumenfeld
                                       ----------------------------------------
                                    Name:   Michael J. Blumenfeld
                                         --------------------------------------
                                    Title:  CEO
                                          -------------------------------------
                                    Address:    13950 Senlac #200
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                                                Dallas, TX 75234
                                            -----------------------------------

         BANK: THE CHASE MANHATTAN BANK successor by merger to Chase Bank of Texas, National Association


                                    By:     /s/ D. Scott Harvey
                                       ----------------------------------------
                                    Name:   D. Scott Harvey
                                         --------------------------------------
                                    Title:  SVP
                                          -------------------------------------
                                    Address:    13950 Senlac #200
                                            -----------------------------------
                                                Dallas, TX 75234
                                            -----------------------------------